Exhibit 10.15

[Translation of Chinese original]

Business Operating Agreement

The Business Operating Agreement (the “Agreement”) is entered into by the following parties on September 1, 2005 in Beijing, the People’s Republic of China (“PRC” or “China”):

Party A: Beijing Super TV Co., Ltd.
Registered Address:	Jingmeng Hi-Tech Building B, 4/F, Room 406, No.5, Shangdi East Road, Haidian District, Beijing

Party B: Beijing Novel-Tongfang Digital TV Technology Co., Ltd.
Registered Address:	Jingmeng Hi-Tech Building B, 4/F, Room 402, No.5, Shangdi East Road, Haidian District, Beijing

Party C: Novel-Tongfang Information Engineering Co., Ltd.
Registered Address:	Jingmeng Hi-Tech Building B, 4/F, No.5, Shangdi East Road, Haidian District, Beijing

Party D: Li Yang
Residential address:	No.1, Unit 2, Building 320, No 16, Yuquan Road, Haidian District, Beijing

Whereas:

1.	Party A, a wholly foreign-owned enterprise validly incorporated and legally existing under the PRC law and Party B, a limited liability company duly incorporated and validly existing under the PRC law, have established a long-term business relationship by entering into a series of commercial agreements including the Commercial Agreement on Technical Support and Related Services, Products and Software Purchase Agreement and Equipment Lease Agreement (the “Commercial Agreements” collectively);

2.	Pursuant to the long-term Commercial Agreements executed by Party A and Party B, Party B shall make payment in certain amount to Party B for Party A’s services, products and/or equipment. Party B’s daily operation materially affect its ability to make such payment;

3.	Party C, as the shareholder of Party B, holds 75% shares of Party B; and Party D, as the shareholder of Party B, holds 25% shares of Party B; and

4.	All Parties hereby agree to further clarify all maters related to Party B’s business operations in accordance with the provisions hereof.

NOW THEREFORE, all the Parties hereby, under the principle of equality and mutual benefits and through friendly consultations, agree as follows:

1.	For the purpose of Party B’s normal business operations, Party A agrees to serve as Party B’s guarantor to provide a comprehensive guarantee, within the range permitted by law, for Party B’s performance of all contracts, agreements or transactions related to its business operations between Party B and other third parties, provided that Party B is fully in compliance with all the relevant provisions herein. As a counter-guarantee, Party B agrees to pledge to Party A all its assets as well as the accounts receivable arising from its operations that have not been put on as security to any third party by the execution day of this Agreement. Pursuant to such provision above, upon the requests from the other parties to Party B’s contracts or agreements, Party A, as Party B’s guarantor, shall enter into certain written guarantee contracts with such other parties.

2.	Pursuant to Article 1 hereof, for the purposes of the performance of all the Commercial Agreements between Party A and Party B as well as Party B’s payments of all and any consideration and rent payable to Party A, Party B and its shareholders, Party C and Party D, hereby agree that Party B shall not enter into any transactions that may materially affect its assets, obligations, rights or operations, without Party A’s prior written consent, including but not limited to:

2.1	To borrow any loans from any third party or assume any debts;

2.2	To sell to or acquire from any third party any assets or rights, including but not limited to any intellectual properties;

2.3	To provide a guarantee for any third party’s assets or intellectual properties; or

2.4	To transfer to any third party any rights or obligations hereunder.

3.	For the purposes of the performance of any agreements between Party A and Party B as well as Party B’s payments of any consideration and rent payable to Party A, Party B and its shareholders, Party C and Party D, hereby agree to accept certain corporate governance policies or guidelines provided from time to time by Party A on the employments and dismissals of the employees, the daily operations and management as well as the financial management systems.

4.	Party B and its shareholders, Party C and Party D, hereby agree to appoint certain candidates nominated by Party A as the members of Party B’s board of directors, and appoint certain of Party A’s senior officers nominated by Party A as Party B’s Chief Executive Officer, Chief Financial Officer and other senior officers. If any of such directors or senior officers ceases to be employed by Party A, whether due to a voluntary resignation or a dismissal by Party A, he/she shall simultaneously lose the qualification for any post at Party B. Under such circumstance, Party B, Party C and Party D will appoint another senior officer recommended by Party A for the vacancy.

For the purpose of such arrangements above, Party A and Party B agree to procure each of such directors or senior officers to enter into an employment agreement with Party B in accordance with the provisions under the previous paragraph herein.

Party C and Party D hereby agree to enter into, by the time of the execution of this Agreement, a power of attorney, pursuant to which Party C and Party D shall authorize certain of their officers working at Party A to exercise at Party B’s shareholder meetings all Party C’s and Party D’s voting rights under applicable laws and its articles of association.

5.	Party B and its shareholders, Party C and Party D, hereby agree and acknowledge that, subject to the provisions under Article 1 hereof, in the event that any performance guarantee or guarantee for loans of working capital is required for Party B’s business operations, Party B shall first request such guarantee from Party A. Under such circumstances, Party A shall be entitled, but not be obligated, to provide Party B with certain appropriate guarantee at its discretion. If it decides not to provide such guarantee, Party A shall immediately notify Party B in writing of the refusal and Party B may ask any third party for guarantee.

6.	If any of the agreements between Party A and Party B expires or terminates, Party A shall be entitled but not obligated to terminate all other agreements between Party A and Party B, including but not limited to the Commercial Agreements.

7.	Any of the amendments or supplements hereto shall be made in writing, and shall become an integral part hereof with equal legal effects upon execution by all Parties.

8.	This Agreement shall be governed and construed by the PRC law.

9.	Any dispute arising out of the interpretation and performance of any provision herein between the Parties shall be settled through friendly consultation, otherwise any Party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration with then effective arbitration rules. The arbitration shall be held in Shanghai. The language shall be Chinese. The arbitral award shall be final and binding upon all Parties.

10.	Any notices by any Party for the purpose of the performance of any rights or obligations hereunder shall be in writing. And the service shall be deemed as effectively made by the time of the delivery by a courier or the transmission by fax or telecopy. If the service is made on a non-business day or after business hours, the next business day shall be deemed as the date of service. The place of service shall be each Party’s registered address shown on the Preamble hereof or any other address notified in writing (including fax or telecopy) at any time in the future.

11.	This Agreement shall come into effect upon execution by the authorized representatives of all the Parties on date as indicated at the Preamble hereof. Unless it is terminated in advance pursuant to certain provisions hereof, this Agreement shall be effective for ten years. The effective term of this Agreement may be renewed upon Party A’s written notice before the expiration. The length of the renewed term shall be determined in Party A’s such written notice.

12.	Unless renewed pursuant to certain provisions hereof, this Agreement shall be terminated upon the expiration. Party B, Party C and Party D may not terminate it before expiration. Notwithstanding the aforesaid, Party A shall be entitled to terminate this Agreement at any time by sending a written notice thirty days in advance to Party B, Party C and Party D.

13.	This Agreement shall be made in Chinese with four original copies.

In witness whereof, the Parties hereto have their authorized representatives execute this Agreement on date and place indicated at the Preamble hereof.

Party A: Beijing Super TV Co., Ltd.
Authorized Representative:	/s/ Zengxiang Lu
Name:
Title:
Date:
(Seal)

Party B: Beijing Novel-Tongfang Digital TV Technology Co., Ltd.
Authorized Representative:	/s/ Dong Li
Name:
Title:
Date:
(Seal)

Party C: Novel-Tongfang Information Engineering Co., Ltd.
Authorized Representative:	/s/ Jianhua Zhu
Name:
Title:
Date:
(Seal)

Party D: Li Yang
/s/ Li Yang
Date:

[Translation of Chinese original]

Supplemental Agreement to the Business Operating Agreement

This Supplemental Agreement to the Business Operating Agreement is entered into by and among the following parties:

Party A: Beijing Super TV Co., Ltd.

Registered Address: Jingmeng Hi-Tech Building B, 4/F, Room 406, No. 5, Shangdi East

Road, Haidian District, Beijing

Party B: Beijing Novel-Tongfang Digital TV Technology Co., Ltd.

Registered Address: Jingmeng Hi-Tech Building B, 4/F, Room 402, No. 5, Shangdi East

Road, Haidian District, Beijing

Party C: Novel-Tongfang Information Engineering Co., Ltd.

Registered Address: Jingmeng Hi-Tech Building B, 4/F, No. 5, Shangdi East Road,

Haidian District, Beijing

Party D: Li Yang

Registered Address: No. 1, Unit 2, Building 320, No. 16, Yuquan Road, Haidian

District, Beijing

Party E: Wei Gao

Registered Address: No. 307, Unit 3, Building 7, No. 11A, Fucheng Road, Haidian

District, Beijing

Whereas:

1.	Party A, Party B, Party C and Party D entered into the Business Operating Agreement on September 1, 2005 (Annex 1);

2.	Party A changed its corporate name into Beijing Super TV Co., Ltd. on April 3, 2007;

3.	Party D proposes to transfer the shares held by it in Party B to Party E pursuant to the provisions of the Share Transfer Agreement (Annex 2); and

4.	Party D proposes to transfer all its rights and obligations under the Business Operating Agreement (Annex 1) to Party E.

NOW THEREFORE, all the Parties hereby, under the principle of equality and mutual benefits and through friendly consultations, agree as follows:

1.	Party D agrees to transfer to Party E, and Party E agrees to accept from Party D, all the rights and obligations of Party D under the Business Operating Agreement.

2.	Party A, Party B and Party C acknowledge and agree that Party D transfers to Party E all its rights and obligations under the Business Operating Agreement and after this Supplemental Agreement comes into effect, Party E shall become a party of the Business Agreement. Party A, Party B and Party C shall no longer request Party D to continuously assume its rights and obligations under the Business Operating Agreement and Party D shall no longer be entitled to or requested for the performance of any rights or obligations under the Business Operating Agreement.

3.	This Supplemental Agreement shall come into effect as of the Effective Date of the Share Transfer Agreement (Annex 2).

In witness whereof, the Parties hereto have their authorized representatives execute this Supplemental Agreement on the date and place indicated at the Preamble hereof.

Party A: Beijing Super TV Co., Ltd.

Legal Representative (or Authorized Representative): /s/ Jianhua Zhu

Name:

Title:

Date: August 18, 2007

(Seal)

Party B: Beijing Novel-Tongfang Digital TV Technology Co., Ltd.

Legal Representative (or Authorized Representative): /s/ Jianhua Zhu

Name:

Title:

Date: August 18, 2007

(Seal)

Party C: Novel-Tongfang Information Engineering Co., Ltd.

Legal Representative (or Authorized Representative): /s/ Wangzhi Chen

Name:

Title:

Date: August 18, 2007

(Seal)

Party D: Li Yang

Signature: /s/ Li Yang

Date: August 18, 2007

Party E: Wei Gao

Signature: /s/ Wei Gao

Date: August 18, 2007